POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Mark A. Barnard	Trustee	March 20, 2023

Mark A. Barnard

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Michael Clement	Trustee	March 20, 2023
Michael Clement

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Donald Foley	Trustee	March 20, 2023
Donald Foley

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Patricia Haverland	Trustee	March 20, 2023
Patricia Haverland

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Steven M. Joenk	Trustee	March 20, 2023
Steven M. Joenk	and Chief Executive Officer

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ H. Thomas McMeekin	Trustee	March 20, 2023
H. Thomas McMeekin

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Jeffery Perry	Trustee	March 20, 2023
Jeffery Perry

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Gary Schpero	Trustee and Chairman	March 20, 2023
Gary Schpero

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Kathleen Stephansen	Trustee	March 20, 2023
Kathleen Stephansen

Other Exhibits

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Marcia Haydel	Trustee	January 19, 2024
Marcia Haydel

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Kimberly Thompson Laughton	Trustee	January 19, 2024
Kimberly Thompson Laughton

POWER OF ATTORNEY

The undersigned officer of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said officer’s name on his or her behalf, and said officer hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said officer might or could do personally in his or her capacity as aforesaid and said officer ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Brian Walsh	Treasurer	April 3, 2024
Brian Walsh	and Chief Financial Officer (Chief Accounting Officer)